UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): June 27, 2014

DEEP WELL OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-24012	98-0501168
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Suite 700, 10150 – 100 Street, Alberta, Canada	T5J 0P6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (780) 409-8144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 18, 2014 and June 27, 2014, Deep Well Oil & Gas, Inc., through its 100% wholly owned subsidiary company Northern Alberta Oil Ltd. (collectively the “Corporation”), entered into and subsequently closed two Acquisition of Royalty Interest Agreements and General Indenture of Conveyance, Assignment and Transfer Agreements (collectively the “Agreements”), with Andora Energy Corporation (“Andora”) and one related party (Mr. Malik Youyou), whereby the Corporation acquired and cancelled 5.5% of a disputed 6.5% overriding royalty claim (the “Purported 6.5% Royalty”) on certain lands owned by the Corporation.

The Corporation’s counsel and vendor’s counsel negotiated the terms and conditions of both the “Acquisition of Royalty Interest” and “General Indenture of Conveyance, Assignment and Transfer” agreements. Pursuant to the terms and conditions of the Agreements to acquire the purported overriding royalty interest claims, the Corporation paid the following consideration:

a)
$2,435,124 U.S. dollars ($2,697,600 Canadian dollars) was paid to Andora for the purchase and transfer of an undivided 3% interest out of the Purported 6.5% Royalty. The consideration paid was the original cost that Andora paid to acquire its 3% interest in the Purported 6.5% Royalty.

b)
$1,007,000 U.S. dollars was paid to Mr. Malik Youyou,, who is a director and majority shareholder of the Corporation, for the purchase and transfer of an undivided 2.5% interest out of the Purported 6.5% Royalty. The consideration paid was for the reimbursement of the original cost that Mr. Youyou paid to acquire this 2.5% interest in the Purported 6.5% Royalty.

Although the Corporation does not confirm the validity of the Purported 6.5% Royalty, the Corporation determined that it was in the best interests of its shareholders to come to an arrangement to acquire and cancel most of the Purported 6.5% Royalty to prevent a potential encumbrance over its land or the possibility of future litigation resulting from these alleged royalty claims.  The Agreements are filed herewith as Exhibit 10.1, 10.2, 10.3 and 10.4.

Item 9.01	Financial Statements and Exhibits.

The Corporation issued a press release on July 3, 2014 regarding the purchase of a significant portion of the Purported 6.5% Royalty, which is filed herewith as Exhibit 99.1.

(a)  Financial Statements

Not Applicable.

(d)  Exhibits to subject matter reported on this Form 8-K

Exhibit No.	Description
10.1	Acquisition of Royalty Interest Agreement dated March 18, 2014 between Northern Alberta Oil Ltd. and Andora Energy Corporation, filed herewith.
10.2	General Indenture of Conveyance, Assignment and Transfer Agreement dated March 18, 2014 between Northern Alberta Oil Ltd. and Andora Energy Corporation, filed herewith.
10.3	Acquisition of Royalty Interest Agreement dated June 16, 2014 between Northern Alberta Oil Ltd. and Mr. Malik Youyou, filed herewith.
10.4	General Indenture of Conveyance, Assignment and Transfer Agreement dated June16, 2014 between Northern Alberta Oil Ltd. and Mr. Malik Youyou, filed herewith.
99.1	Press Release dated July 3, 2014, filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEEP WELL OIL & GAS, INC.

Date: July 3, 2014	By:	/s/
Dr. Horst A. Schmid
President and CEO

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